UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22693

ClearBridge MLP and Midstream Total Return Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-(888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: February 28, 2019

ITEM 1.	SCHEDULE OF INVESTMENTS.

CLEARBRIDGE MLP AND MIDSTREAM TOTAL RETURN FUND INC.

FORM N-Q

FEBRUARY 28, 2019

CLEARBRIDGE MLP AND MIDSTREAM TOTAL RETURN FUND INC.

Schedule of investments (unaudited)	February 28, 2019

SECURITY	SHARES/UNITS	VALUE
MASTER LIMITED PARTNERSHIPS - 101.4%
Crude/Refined Products Pipelines - 4.8%
BP Midstream Partners LP	822,095	$13,474,137
Shell Midstream Partners LP	333,790	5,968,165

Total Crude/Refined Products Pipelines		19,442,302

Diversified Energy Infrastructure - 36.5%
Energy Transfer LP	3,137,462	46,403,063
Enterprise Products Partners LP	1,783,462	49,312,724
Genesis Energy LP	1,355,610	29,213,396
Plains All American Pipeline LP	795,556	18,568,277
Plains GP Holdings LP, Class A Shares	211,465	4,903,873

Total Diversified Energy Infrastructure		148,401,333

Gathering/Processing - 19.4%
Antero Midstream Partners LP	242,379	5,853,453
Blueknight Energy Partners LP, Class L Shares	237,440	315,795
CNX Midstream Partners LP	516,000	8,003,160
DCP Midstream LP	421,638	13,589,393
Enable Midstream Partners LP	1,199,741	17,840,149
EQM Midstream Partners LP	153,609	5,970,782
Noble Midstream Partners LP	191,470	6,444,880
Summit Midstream Partners LP	370,930	3,924,439
Western Midstream Partners LP	503,265	16,839,255

Total Gathering/Processing		78,781,306

General Partner - 1.7%
Tallgrass Energy GP LP	305,570	6,915,049

Global Infrastructure - 5.3%
Brookfield Infrastructure Partners LP	540,120	21,615,602

Liquids Transportation & Storage - 21.8%
Buckeye Partners LP	482,017	15,173,895
Delek Logistics Partners LP	364,688	11,349,091
Holly Energy Partners LP	197,340	5,756,408
Magellan Midstream Partners LP	502,130	30,564,653
NuStar Energy LP	456,210	11,820,401
PBF Logistics LP	628,112	13,717,966

Total Liquids Transportation & Storage		88,382,414

Natural Gas Transportation & Storage - 2.4%
TC PipeLines LP	304,335	9,671,766

Oil/Refined Products - 5.4%
Andeavor Logistics LP	201,533	7,089,931
MPLX LP	447,040	14,823,846

Total Oil/Refined Products		21,913,777

See Notes to Schedule of Investments.

CLEARBRIDGE MLP AND MIDSTREAM TOTAL RETURN FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2019

SECURITY		SHARES/UNITS	VALUE
Propane - 2.6%
AmeriGas Partners LP		153,370	$4,351,107
Suburban Propane Partners LP		281,767	6,117,162

Total Propane			10,468,269

Shipping - 1.5%
Golar LNG Partners LP		334,310	4,312,599
KNOT Offshore Partners LP		104,775	1,896,428

Total Shipping			6,209,027

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $380,191,461)			411,800,845

		SHARES
COMMON STOCKS - 41.1%
ENERGY - 38.6%
Oil, Gas & Consumable Fuels - 38.6%
Enbridge Inc.		665,565	24,619,249
EnLink Midstream LLC		1,538,505	17,154,331
Kinder Morgan Inc.		985,000	18,872,600
ONEOK Inc.		474,484	30,490,342
SemGroup Corp., Class A Shares		445,505	7,012,249
Targa Resources Corp.		503,670	20,267,681
Williams Cos. Inc.		1,443,727	38,533,073

TOTAL ENERGY			156,949,525

INDUSTRIALS - 2.5%
Transportation Infrastructure - 2.5%
Macquarie Infrastructure Corp.		248,930	10,178,748

TOTAL COMMON STOCKS (Cost - $155,124,155)			167,128,273

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $535,315,616)			578,929,118

RATE
SHORT-TERM INVESTMENTS - 2.8%
JPMorgan 100% U.S. Treasury Securities Money Market
Fund, Institutional Class (Cost - $11,409,938)	2.246%	11,409,938	11,409,938

TOTAL INVESTMENTS* - 145.3% (Cost - $546,725,554)			590,339,056
Mandatory Redeemable Preferred Stock, at Liquidation Value - (3.4)%			(14,000,000)
Liabilities in Excess of Other Assets - (41.9)%			(170,186,495)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%			$406,152,561

*	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge MLP and Midstream Total Return Fund Inc. (the “Fund”) was incorporated in Maryland on April 10, 2012 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return, consisting of cash distributions and capital appreciation. The Fund seeks to achieve its objective by investing primarily in energy master limited partnerships (“MLPs”) and energy midstream entities. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in energy MLPs and energy midstream entities (the 80% policy). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of MLP equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. For purposes of the 80% policy, the Fund considers investments in midstream entities as direct or indirect investments in those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids, natural gas and refined petroleum products. Energy entities are engaged in the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. The Fund may also invest up to 20% of its managed assets in other securities that are not MLPs or midstream entities. “Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding. Prior to October 22, 2018, the Fund’s investment policy provided that at least 80% of its managed assets be invested in energy MLPs.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are

Notes to Schedule of Investments (unaudited) (continued)

valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

Notes to Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Master Limited Partnerships	$411,800,845	—	—	$411,800,845
Common Stocks	167,128,273	—	—	167,128,273

Total Long-Term Investments	$578,929,118	—	—	$578,929,118

Short-Term Investments†	11,409,938	—	—	11,409,938

Total Investments	$590,339,056	—	—	$590,339,056

†	See Schedule of Investments for additional detailed categorizations.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ClearBridge MLP and Midstream Total Return Fund Inc.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 23, 2019

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 23, 2019